UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities exchange act of 1934

Date of Report (Date of earliest event reported): August 12, 2003

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BriteSmile, Inc.
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(Exact name of registrant as specified in its charter)

Utah

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(State or other jurisdiction of incorporation or organization)

         0-17594                                   87-0410364

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  (Commission file number)             (I.R.S. Employer Identification No.)

   490 North Wiget Lane

   Walnut Creek, CA

94598

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  (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (925) 941-6260

                               Not Applicable

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       (Former name or former address, if changed since last report)

Item 5.    Other Events

The Proctor & Gamble Company vs. Orcaceutical LLC, IDEX Dental
Sciences, Inc., Robert Eric Montgomery, BriteSmile, Inc. and BriteSmile
Development, Inc. filed in the United States District Court for the
Southern District of Ohio.  On June 13, 2003, The Proctor & Gamble Company
(“P&G”) filed a complaint against the defendants listed above alleging that
Oraceutical LLC, IDEX Dental Sciences, Inc. and Robert Eric Montgomery
(collectively, the “REM Group”) had breached an agreement between the REM
Group and P&G (the “Standstill Agreement”) by entering into a binding memorandum of understanding (the “MOU”) with BriteSmile, Inc. and
BriteSmile Development, Inc. (collectively, the “Company”) on May 9, 2003.
R. Eric Montgomery (“Montgomery”) is a director of the Company. Oraceutical
LLC, which is owned by Montgomery, is an independent consultant to the
Company.  The complaint also seeks a declaratory judgment that US Patent
Nos. 5,922,307, 6,331,292 and 6,488,914 (owned by the REM Group at the time the complaint was filed)(the “Patents”) are invalid and unenforceable and that P&G’s Whitestrips product does not infringe the Patents.  In its complaint P&G asserts that the REM Group was obligated under the Standstill
Agreement not to take any action which would prevent it from granting rights to P&G under the Patents sufficient at least for P&G’s current
Whitestrips products.  P&G further alleges that the REM Group breached that obligation by entering into the MOU and, accordingly, P&G terminated the
Standstill Agreement.  P&G does not seek monetary damages from the Company under the claims set forth in its complaint.

Shortly after the complaint was served upon the defendants, P&G advised the defendants of P&G’s interest in conducting settlement discussions and the parties agreed to conduct a settlement meeting on
August 12, 2003.  In the interim the Company concluded the transactions described in the MOU which included (i) the Company’s purchase of certain of the REM Group’s human oral care intellectual property and (ii) the conveyance by the REM Group of other HOC intellectual property, including the Patents, to Oraceutical Acquisition LLC (“OAC”), a newly-formed entity owned by Montgomery. The definitive agreements between the Company and the
REM Group provide that the parties will split 50/50 all third party licensing and infringement recoveries relating to the HOC intellectual property conveyed by the REM Group to OAC and the Company, after payment of litigation costs, patent maintenance expenses and certain other agreed amounts.  Licensing and infringement recoveries relating to the Patents are subject to this provision.

After engaging in the P&G-initiated settlement discussions on August
12, 2003, the Company and the REM Group determined that such discussions were not likely to lead to an acceptable resolution in the near term.  The
Company and the REM Group will now file appropriate responses to P&G’s complaint.  The defendants have retained the law firm of Niro, Scavone,
Haller & Niro of Chicago, Illinois as counsel in this litigation.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of
1934, the Registrant has duly  caused  this  report  to be  signed  on its behalf by the undersigned hereunto duly authorized.

                                      BriteSmile, Inc.

                          By:          /s/ John L. Reed

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                                      John L. Reed

                                      Chief Executive Officer

Date: August 14, 2003